                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access
           Telecommunications Group                    CASE NUMBER: 01-14645-SPS

                SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: July 31, 2002


BEGINNING BALANCE IN ALL ACCOUNTS                               $5,830,511.88

RECEIPTS:
     1. Receipts from Operations                                $          --
     2. Other Receipts                                          $          --
                                                                -------------

TOTAL RECEIPTS                                                  $          --

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                            $          --
         b. Others                                              $          --
     4. Taxes
         a. Federal Income Taxes                                $          --
         b. FICA Withholdings                                   $          --
         c. Employee's withholdings                             $          --
         d. Employer's FICA                                     $          --
         e. Federal Unemployment Taxes                          $          --
         f. State Income Tax                                    $          --
         g. State Employee withholdings                         $          --
         h. All other state taxes                               $          --

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                         $          --
         b. Utilities                                           $          --
         c. Insurance                                           $          --
         d. Merchandise bought for manufacture or sell          $          --
         e. Other necessary expenses
             Professional fees                                  $   13,283.55
             Record Storage Fees                                $      653.48
                                                                -------------

TOTAL DISBURSEMENTS                                             $   13,937.03
Less:  Disbursements paid by Parent or Affiliates               $  (13,937.03)
                                                                -------------
ADJUSTED TOTAL DISBURSEMENTS                                    $          --
                                                                -------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD             $          --

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                         $          --
                                                                -------------

ENDING BALANCE IN Bank of America 3751607047                    $5,021,500.96
ENDING BALANCE IN Bank of America 3751567556                    $  809,010.92

                                                                -------------
ENDING BALANCE IN ALL ACCOUNTS                                  $5,830,511.88
                                                                =============



                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access
           Telecommunications Group                    CASE NUMBER: 01-14645-SPS

                       For the Month Ending: July 31, 2002

STATEMENT OF INVENTORY

    Beginning Inventory               $       --
    Add: purchases                    $       --
    Less: goods sold                  $       --
                                      ----------
    Ending inventory                  $       --
                                      ==========

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period     $       --
    Payroll taxes due but unpaid      $       --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                 DATE REGULAR         AMOUNT OF               NUMBER OF               AMOUNT OF
NAME OF CREDITOR/LESSOR         PAYMENT IS DUE      REGULAR PAYMENT       PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
-----------------------         --------------      ---------------       -------------------     -------------------
Waterton Printers Square           Monthly            $ 12,784.41                0                    $        --
One Wilshire Arcade                Monthly            $ 24,965.68                1                    $ 24,965.68




                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access
           Telecommunications Group                    CASE NUMBER: 01-14645-SPS

                       For the Month Ending: July 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                              3RD PARTY          INTERCOMPANY                TOTAL
                                                             -------------------------------------------------------------
      Beginning of month balance                             $ 100,075,125.78       $     119,099.49      $ 100,194,225.27
      Add: sales on account                                  $             --       $             --      $             --
      Add: customer credits                                  $             --       $             --      $             --
      Add: intercompany activity                             $             --       $             --      $             --
      Less: collections                                      $             --       $             --      $             --
      Less: offsets                                          $             --       $             --      $             --
      Less: application of customer deposits                                        $             --      $             --
                                                             -------------------------------------------------------------
      End of month balance                                   $ 100,075,125.78       $     119,099.49      $ 100,194,225.27
                                                             =============================================================

      0-30 Days          31-60 Days                              61-90 Days           Over 90 Days        End of Month Total
      ---------          ----------                              ----------           ------------        ------------------
       $   --              $   --                            $             --       $ 100,075,125.78      $ 100,075,125.78


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                 3RD PARTY           INTERCOMPANY               TOTAL
                                                             -------------------------------------------------------------
      Beginning of month balance                             $     534,436.18       $   7,710,465.12      $   8,244,901.30
      Add: sales on account**                                $      13,937.03       $             --      $      13,937.03
      Add: intercompany activity
         Expenses paid directly by Parent or Affiliate       $     (13,937.03)      $      13,937.03      $             --
         Net cash advanced by Parent or Affiliate            $             --       $             --      $             --
         Credit extended by Parent or Affiliate              $             --       $             --      $             --
         Amounts collected on behalf of Affiliate            $             --       $             --      $             --
      Less: payments                                         $             --       $             --      $             --
                                                             -------------------------------------------------------------
      End of month balance                                   $     534,436.18       $   7,724,402.15      $   8,258,838.33
                                                             =============================================================
      0-30 Days         31-60 Days                              61-90 Days            Over 90 Days        End of Month Total
      ---------         ----------                              ----------            ------------        ------------------
       $   -             $    -                              $              -       $     534,436.18      $     534,436.18

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of July 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.


                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access
           Telecommunications Group                    CASE NUMBER: 01-14645-SPS

                       For the Month Ending: July 31, 2002


                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.  Federal income taxes              Yes (X)          No ( )

       2.  FICA withholdings                 Yes (X)          No ( )

       3.  Employee's withholdings           Yes (X)          No ( )

       4.  Employer's FICA                   Yes (X)          No ( )

       5.  Federal unemployment taxes        Yes (X)          No ( )

       6.  State income tax                  Yes (X)          No ( )

       7.  State employee withholdings       Yes (X)          No ( )

       8.  All other state taxes             See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.



                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                              /s/ Henry C. Lyon
                                              ----------------------------------
                                              For the Debtor In Possession

                                              Henry C. Lyon
                                              Designated Officer



                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access
           Telecommunications Group                    CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: August 31, 2002


BEGINNING BALANCE IN ALL ACCOUNTS                               $5,830,511.88

RECEIPTS:
     1. Receipts from Operations                                $          --
     2. Other Receipts                                          $1,743,334.61
                                                                -------------

TOTAL RECEIPTS                                                  $1,743,334.61

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                            $          --
         b. Others                                              $          --
     4. Taxes
         a. Federal Income Taxes                                $          --
         b. FICA Withholdings                                   $          --
         c. Employee's withholdings                             $          --
         d. Employer's FICA                                     $          --
         e. Federal Unemployment Taxes                          $          --
         f. State Income Tax                                    $          --
         g. State Employee withholdings                         $          --
         h. All other state taxes                               $          --

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                         $          --
         b. Utilities                                           $          --
         c. Insurance                                           $          --
         d. Merchandise bought for manufacture or sell          $          --
         e. Other necessary expenses
             Professional Fees                                  $    1,880.22
             Record Storage Fees                                $      641.48
                                                                -------------

TOTAL DISBURSEMENTS                                             $    2,521.70
Less:  Disbursements paid by Parent or Affiliates               $   (2,521.70)
                                                                -------------
ADJUSTED TOTAL DISBURSEMENTS                                    $          --
                                                                -------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD             $1,743,334.61

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                         $          --
                                                                -------------

ENDING BALANCE IN Bank of America 3751607047                    $6,764,835.57
ENDING BALANCE IN Bank of America 3751567556                    $  809,010.92

                                                                -------------
ENDING BALANCE IN ALL ACCOUNTS                                  $7,573,846.49
                                                                =============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access
           Telecommunications Group                    CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2002

Bank:                    Bank of America
Location:                Dallas, Texas
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751567556


  DATE RECEIVED                DESCRIPTION                              AMOUNT

    08/30/02               Settlement of litigation                $ 1,743,334.61
                                                                   --------------
                                                          Total    $ 1,743,334.61
                                                                   ==============


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access
           Telecommunications Group                    CASE NUMBER: 01-14645-SPS

                      For the Month Ending: August 31, 2002

STATEMENT OF INVENTORY

    Beginning Inventory               $      --
    Add: purchases                    $      --
    Less: goods sold                  $      --
                                      ---------
    Ending inventory                  $      --
                                      =========

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period     $      --
    Payroll taxes due but unpaid      $      --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                  DATE REGULAR           AMOUNT OF               NUMBER OF                AMOUNT OF
 NAME OF CREDITOR/LESSOR         PAYMENT IS DUE        REGULAR PAYMENT       PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
 -----------------------         --------------        ----------------      --------------------     -------------------
Waterton Printers Square            Monthly              $ 12,784.41                 0                    $        --
One Wilshire Arcade                 Monthly              $ 24,965.68                 1                    $ 24,965.68


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access
           Telecommunications Group                    CASE NUMBER: 01-14645-SPS

                      For the Month Ending: August 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                               3RD PARTY               INTERCOMPANY                 TOTAL
                                                -----------------------------------------------------------------
Beginning of month balance                      $100,075,125.78          $    119,099.49          $100,194,225.27
Add: sales on account                           $            --          $            --          $            --
Add: customer credits                           $            --          $            --          $            --
Add: intercompany activity                      $            --          $            --          $            --
Less: collections                               $            --          $            --          $            --
Less: offsets                                   $            --          $            --          $            --
Less: application of customer deposits                                   $            --          $            --
                                                -----------------------------------------------------------------
End of month balance                            $100,075,125.78          $    119,099.49          $100,194,225.27
                                                =================================================================


0-30 Days                31-60 Days                61-90 Days              Over 90 Days          End of Month Total
---------                ----------                ----------              ------------          ------------------
 $   --                   $    --                   $   --               $100,075,125.78          $100,075,125.78


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                              3RD PARTY               INTERCOMPANY                 TOTAL
                                                          ------------------------------------------------------------------
Beginning of month balance                                $    534,436.18           $  7,724,402.15          $  8,258,838.33
Add: sales on account**                                   $      2,521.70           $            --          $      2,521.70
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate          $     (2,521.70)          $      2,521.70          $            --
   Net cash advanced by Parent or Affiliate               $            --           $            --          $            --
   Credit extended by Parent or Affiliate                 $            --           $            --          $            --
   Amounts collected on behalf of Affiliate               $            --           $            --          $            --
Less: payments                                            $            --           $            --          $            --
                                                          ------------------------------------------------------------------
End of month balance                                      $    534,436.18           $  7,726,923.85          $  8,261,360.03
                                                          ==================================================================

0-30 Days                31-60 Days                         61-90 Days                Over 90 Days           End of Month Total
---------                ----------                         ----------                ------------           ------------------
 $    --                  $    --                         $            --           $    534,436.18          $    534,436.18

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of August 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access
           Telecommunications Group                    CASE NUMBER: 01-14645-SPS

                      For the Month Ending: August 31, 2002


                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.  Federal income taxes            Yes (X)        No ( )

       2.  FICA withholdings               Yes (X)        No ( )

       3.  Employee's withholdings         Yes (X)        No ( )

       4.  Employer's FICA                 Yes (X)        No ( )

       5.  Federal unemployment taxes      Yes (X)        No ( )

       6.  State income tax                Yes (X)        No ( )

       7.  State employee withholdings     Yes (X)        No ( )

       8.  All other state taxes           See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                               /s/ Henry C. Lyon
                                               ---------------------------------
                                               For the Debtor In Possession

                                               Henry C. Lyon
                                               Designated Officer



                            OPERATING REPORT Page 6

                                                                    EXHIBIT 99.3


                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                    For the Month Ending: September 30, 2002


BEGINNING BALANCE IN ALL ACCOUNTS                                      $7,573,846.49

RECEIPTS:
     1. Receipts from Operations                                       $    3,000.00
     2. Other Receipts                                                 $          --
                                                                       -------------

TOTAL RECEIPTS                                                         $    3,000.00

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                   $          --
         b. Others                                                     $          --
     4. Taxes
         a. Federal Income Taxes                                       $          --
         b. FICA Withholdings                                          $          --
         c. Employee's withholdings                                    $          --
         d. Employer's FICA                                            $          --
         e. Federal Unemployment Taxes                                 $          --
         f. State Income Tax                                           $          --
         g. State Employee withholdings                                $          --
         h. All other state taxes                                      $          --

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                $          --
         b. Utilities                                                  $          --
         c. Insurance                                                  $          --
         d. Merchandise bought for manufacture or sell                 $          --
         e. Other necessary expenses
            Professional Fees                                          $   27,657.11
            Record Storage Fees                                        $      641.48
                                                                       -------------

TOTAL DISBURSEMENTS                                                    $   28,298.59
Less:  Disbursements paid by Parent or Affiliates                      $  (28,298.59)
                                                                       -------------
ADJUSTED TOTAL DISBURSEMENTS                                           $          --

                                                                       -------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                    $    3,000.00

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                $          --
                                                                       -------------

ENDING BALANCE IN Bank of America 3751607047                           $6,764,835.57
ENDING BALANCE IN Bank of America 3751567556                           $  812,010.92

                                                                       -------------
ENDING BALANCE IN ALL ACCOUNTS                                         $7,576,846.49
                                                                       =============

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2002

Bank:                    Bank of America
Location:                Dallas, Texas
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751567556


     DATE RECEIVED                        DESCRIPTION                    AMOUNT
     -------------                        -----------                    ------
      09/26/02           Stickdog Telecom                             $ 3,000.00

                                                                      ----------
                                                               Total  $ 3,000.00
                                                                      ==========


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                    For the Month Ending: September 30, 2002

STATEMENT OF INVENTORY

    Beginning Inventory                              $       --
    Add: purchases                                   $       --
    Less: goods sold                                 $       --
                                                     ----------
    Ending inventory                                 $       --
                                                     ==========

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                    $       --
    Payroll taxes due but unpaid                     $       --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                              DATE REGULAR            AMOUNT OF               NUMBER OF              AMOUNT OF
         NAME OF CREDITOR/LESSOR             PAYMENT IS DUE        REGULAR PAYMENT      PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
         -----------------------             --------------        ----------------     --------------------    -------------------
    Waterton Printers Square                    Monthly              $ 12,784.41                  0                 $        --
    One Wilshire Arcade                         Monthly              $ 24,965.68                  1                 $ 24,965.68


                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                    For the Month Ending: September 30, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                 3RD PARTY          INTERCOMPANY             TOTAL
                                                               ------------------------------------------------------------
                 Beginning of month balance                    $ 100,075,125.78       $     119,099.49     $ 100,194,225.27
                 Add: sales on account                         $             --       $             --     $             --
                 Add: customer credits                         $             --       $             --     $             --
                 Add: intercompany activity                    $             --       $             --     $             --
                 Less: collections                             $      (3,000.00)      $             --     $      (3,000.00)
                 Less: offsets                                 $             --       $             --     $             --
                 Less: application of customer deposits                               $             --     $             --
                                                               ------------------------------------------------------------
                 End of month balance                          $ 100,072,125.78       $     119,099.49     $ 100,191,225.27
                                                               =============================================================

  0-30 Days               31-60 Days                                 61-90 Days         Over 90 Days     End of Month Total
  ---------               ----------                                 ----------         ------------     ------------------
 $       --             $        --                            $             --       $ 100,072,125.78     $ 100,072,125.78


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
                                                                    3RD PARTY          INTERCOMPANY             TOTAL
                                                                -----------------------------------------------------------
                 Beginning of month balance                     $    534,436.18       $   7,726,923.85     $   8,261,360.03
                 Add: sales on account**                        $     28,298.59       $             --     $      28,298.59
                 Add: intercompany activity
                  Expenses paid directly by Parent or Affiliate $    (28,298.59)      $      28,298.59     $             --
                  Net cash advanced by Parent or Affiliate      $            --       $             --     $             --
                  Credit extended by Parent or Affiliate        $            --       $             --     $             --
                  Amounts collected on behalf of Affiliate      $            --       $             --     $             --
                 Less: payments                                 $            --       $             --     $             --
                                                                -----------------------------------------------------------
                 End of month balance                           $ 534,436.18          $   7,755,222.44     $   8,289,658.62
                                                                ===========================================================

  0-30 Days               31-60 Days                                 61-90 Days         Over 90 Days     End of Month Total
  ---------               ----------                                 ----------         ------------     ------------------
 $       --             $         --                            $            --       $   534,436.18       $     534,436.18

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of September 30, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.


                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                    For the Month Ending: September 30, 2002


                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes                     Yes (X)                         No ( )

       2.        FICA withholdings                        Yes (X)                         No ( )

       3.        Employee's withholdings                  Yes (X)                         No ( )

       4.        Employer's FICA                          Yes (X)                         No ( )

       5.        Federal unemployment taxes               Yes (X)                         No ( )

       6.        State income tax                         Yes (X)                         No ( )

       7.        State employee withholdings              Yes (X)                         No ( )

       8.        All other state taxes                                                    See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.



                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



             DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                           /s/ Henry C. Lyon
                                           ------------------------------------
                                           For the Debtor In Possession

                                           Henry C. Lyon
                                           Designated Officer




                            OPERATING REPORT Page 6